Exhibit 10.23

NETLOGIC MICROSYSTEMS, INC.

NEW EMPLOYEE STOCK OPTION AGREEMENT

NETLOGIC MICROSYSTEMS, INC., a Delaware corporation (the “Company”), has granted you (the “Optionee”) the option (the “Option”) to purchase shares (the “Shares”) of common stock of the Company, par value $.01 per share (“Common Stock”), as set forth in the Notice of Grant of Stock Options which is a part of this Stock Option Agreement (“Agreement”). The Option has been granted as an incentive to Optionee’s continued employment or other association with the Company, and in all respects subject to such continued employment or other association and all other terms and conditions of this Agreement. By accepting the Option in accordance with the E*Trade online OptionsLink System you are agreeing that you and your Spouse or domestic partner are bound by all of the terms of this Agreement with respect to such Option grant.

1. Nature of the Option. The Option is intended to be an Incentive Option within the meaning of the Company’s General Terms and Conditions for New Employee Inducement Incentive Option Grants Under Rule 4350(i)(1)(A)(iv) of the NASDAQ Stock Market Marketplace Rules attached hereto as Exhibit A (the “General Terms”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the General Terms, which provisions are incorporated into this Agreement by this reference. The Optionee confirms and acknowledges that the Optionee has received and reviewed copies of the General Terms.

2. Option Price. The “Option Price” is set forth in the Notice of Grant of Stock Options.

3. Vesting and Exercise of Option. The Option shall vest and become exercisable during its term in accordance with the following provisions:

(a) Vesting and Right of Exercise.

(i) An Option shall vest and become exercisable with respect to one-fourth of the Shares at the first anniversary of the Vesting Commencement Date and as to one thirty-sixth of the remaining Shares subject to the Option at the end of each successive month thereafter until all of the shares subject to the Option have vested, subject to the Optionee’s Continuous Employment.

(ii) In the event of the Optionee’s death, disability or other termination of employment, the Option shall be exercisable in the manner and to the extent provided in Section 6.3 of the General Terms.

(iii) No fraction of a Share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of Shares covered by the Option shall cause such number to include a fraction of a Share, such number of Shares shall be adjusted to the nearest smaller whole number of Shares.

(b) Method of Exercise. In order to exercise any portion of this Option which has vested, the Optionee shall notify the Company in writing of the election to exercise the Option and the number of Shares in respect of which the Option is being exercised, or follow the option exercise procedure available on the E*Trade online OptionsLink System. The certificate or certificates representing Shares as to which this Option has been exercised shall be registered in the name of the Optionee.

(c) Restrictions on Exercise. This Option may only be exercised with respect any portion hereof which has vested in accordance with subsection (a) above. This Option may not be exercised if the issuance of the Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities law or other law or regulation. Furthermore, the method and manner of payment of the Option Price will be subject to the rules under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board if such rules apply to the Company at the date of exercise. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation or warranty to the Company at the time of exercise of this Option as in the opinion of legal counsel for the Company may be required by any applicable law or regulation, including the execution and delivery of an appropriate representation statement. Accordingly, the stock certificate(s) for the Shares issued upon exercise of this Option may bear appropriate legends restricting transfer.

4. Non-Transferability of Option. This Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be transferred in any manner other than by will or by the laws of descent and distribution. The terms of this Option shall be binding upon the executors, administrators, heirs and successors of the Optionee.

5. Method of Payment. Payment of the aggregate Option Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a) cash;

(b) certified or bank cashier’s check; or

(c) for as long as there exists a public market for the Common Stock on the date of exercise, by surrender of shares of the Common Stock in accordance with Section 6.1(e) of the General Terms. In this case payment shall be made as follows:

(i) In addition to notifying the Company in writing of the election to exercise the Option and the number of Shares in respect of which the Option is being exercised, or following the procedures available on the E*Trade online OptionsLink System, as applicable, Optionee shall deliver to the Secretary of the Company a written notice which shall set forth the portion of the purchase price the Optionee wishes to pay with Common Stock and the number of shares of such Common Stock the Optionee intends to surrender pursuant to the exercise of this Option, which shall be determined by dividing the aforementioned portion of the purchase price by the Market Value of the Common Stock for the day on which the notice of exercise is sent or delivered;

(ii) Fractional shares shall be disregarded and the Optionee shall pay in cash an amount equal to such fraction multiplied by the price determined under subparagraph (i) above;

(iii) The written notice shall be accompanied by a duly endorsed blank stock power with respect to the number of Shares set forth in the notice, and the certificate(s) representing said Shares shall be delivered to the Company at its principal offices within two business days from the date of the notice of exercise;

(iv) The Optionee hereby authorizes and directs the Secretary of the Company to transfer so many of the Shares represented by such certificate(s) as are necessary to pay the purchase price in accordance with the provisions herein; and

(v) Notwithstanding any other provision herein, the Optionee shall only be permitted to pay the purchase price with Shares of the Company’s Common Stock owned by him as of the exercise date in the manner and within the time periods allowed under 17 CFR §240.16b-3 promulgated under the Securities Exchange Act of 1934 as such regulation is presently constituted, as it is amended from time to time, and as it is interpreted now or hereafter by the Securities and Exchange Commission.

In accordance with Section 6.1(e) of the General Terms, the Optionee may elect to pay the exercise price by authorizing a third party to sell Shares subject to the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

6. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by the Option, and the per share exercise price of the Option, shall be proportionately adjusted for certain corporate actions in accordance with and pursuant to Section 7.1 of the General Terms. Such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or Option Price of Shares of Common Stock subject to the Option.

7. Term of Option. This Option may not be exercised more than ten (10) years from the Grant Date set forth in the signature page of this Agreement, and may be exercised during such term only in accordance with the terms of this Agreement.

8. Not Employment Contract. Nothing in this Agreement shall confer upon the Optionee any right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without cause, subject to the provisions of applicable law.

9. Income Tax Withholding.

(a) The Optionee authorizes the Company to withhold in accordance with applicable law from any compensation payable to him or her any taxes required to be withheld by federal, state or local laws as a result of the exercise of this Option.

(b) Any adverse consequences incurred by an Optionee with respect to the use of shares of Common Stock to pay any part of the Option Price or of any tax in connection with the exercise of an Option, including, without limitation, any adverse tax consequences arising as a result of a disqualifying disposition within the meaning of Section 422 of the Code shall be the sole responsibility of the Optionee.

10. Adjustments in Acquisitions.

In accordance with the provisions of Section 7.2(a) of the General Terms, the Option will Accelerate in full in the event of an Acquisition if the Optionee remains employed by the Company or one of its Affiliates as of the date of the Acquisition, which means the closing date thereof, and the Option is not assumed or replaced by the successor or acquiring entity or the entity in control of such successor or acquiring entity in accordance with Section 7.2 (referred to for purposes of this section as the “Acquirer”). Otherwise, the Option will not Accelerate in the event of an Acquisition. In this regard, if the Optionee is offered employment or some other compensation continuing role by or on behalf of the Acquirer, including but not limited to, continuing employment with the Company, and in connection therewith, the Acquirer offers to assume or replace the Option, the Option will not Accelerate if the Optionee does not accept the offer.

Subject to the terms of any other written agreement between the Optionee and the Company related to the Optionee’s employment by or other association with the Company and in accordance with Sections 7.1, 7.2, 7.4 and 7.5 of the General Terms, the Committee may, if it so determines in the exercise of its sole discretion, also make provision for proportionately adjusting the number or class of securities covered by the Option, as well as the price to be paid therefor, in the event that the Company effects one or more Acquisitions, corporate separations, reorganizations, liquidations or other increases or reductions of shares of its outstanding Common Stock.

[If, following a Change of Control in which the Option has been assumed by the successor or acquiring entity as of the date thereof, in the event of the Optionee’s Involuntary Termination of employment within 24 months after the effective date of the Change of Control the vesting of the assumed Option shall be accelerated such that the Option will so vest as of the effective date of such Involuntary Termination with respect to all Shares that would have become vested during such 24-month period but for the Change of Control and Involuntary Termination (assuming the Optionee’s Continuous Employment). An “Involuntary Termination” is one that occurs by reason of dismissal for any reason other than Misconduct or of voluntary resignation following: (i) a change in position that materially reduces the level of the Optionee’s responsibility, (ii) a material reduction in the Optionee’s base salary, or (iii) relocation by more than 50 miles; provided that (ii) and (iii) will apply only if the Optionee has not consented to the change or relocation. “Misconduct” shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business affairs of the Company (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of the Optionee.]

THIS AGREEMENT is binding upon the parties and entered into effective as of the date set forth in the Notice of Grant of Stock Options.

CONSENT OF SPOUSE/DOMESTIC PARTNER

I, the Optionee, hereby agree that my spouse’s/domestic partner’s interest in the shares of Common Stock subject to said Option Agreement shall be irrevocably bound by the Option Agreement’s terms. I further agree that all community property interests of mine and my spouse’s or domestic partner’s in such shares, if any, shall similarly be bound by said Option Agreement and that such consent is binding upon our executors, administrators, heirs and assigns. I represent and warrant to the Company that I have the authority to bind my spouse/domestic partner with respect to the Option and the Shares. I agree to execute and deliver such documents as may be necessary to carry out the intent of said Option Agreement and this consent.

EXHIBIT A

NETLOGIC MICROSYSTEMS, INC.

GENERAL TERMS AND CONDITIONS FOR NEW EMPLOYEE INDUCEMENT INCENTIVE OPTION GRANTS UNDER RULE 4350(I)(1)(A)(IV) OF THE NASDAQ STOCK MARKET MARKETPLACE RULES

NETLOGIC MICROSYSTEMS, INC.

1. General Terms and Conditions for New Employee Inducement Incentive Option Grants Under Rule 4350(i)(1)(A)(iv) of the NASDAQ Stock Market Marketplace Rules Purposes

1.1 General Purpose. The Company, by means of these General Terms, seeks to retain the services of persons not previously an employee or director of the Company, or following a bona fide period of non-employment, as an inducement material to the individual’s entering into employment with the Company within the meaning of Rule 4350(i)(1)(A)(iv) of the Nasdaq Stock Market Marketplace Rules, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

1.2 Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the new employees of the Company and its Affiliates hired as managers of the Company (director level or higher).

1.3 Available Awards. The purpose of the General Terms is to provide a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Stock Grants.

2. Definitions

As used in this General Terms, the following terms shall have the following meanings:

2.1 Accelerate, Accelerated, and Acceleration means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to the Stock or Units shall expire with respect to some or all of the shares of Restricted Stock or Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals shall be deemed to have been met as to some or all of the Units.

2.2 Acquisition means a merger or consolidation of the Company with or into another person or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions.

2.3 Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

2.4 Award means any grant or sale pursuant to the General Terms of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units or Stock Grants.

2.5 Award Agreement means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

2.6 Board means the Company’s of Board of Directors.

2.7 Change of Control means the occurrence of any of the following after the date of the approval of the General Terms by the Board:

(a) an Acquisition, unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that transaction, or

(b) any person or group of persons (within the meaning of Section 13(d)(3) of the Exchange Act) directly or indirectly acquires beneficial ownership (determined pursuant to SEC Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board does not recommend such stockholders accept, other than (i) the Company or an Affiliate, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or

(c) over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board; or

(d) a majority of the Board votes in favor of a decision that a Change of Control has occurred.

2.8 Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.9 Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the General Terms, as provided in Section 5 of the General Terms. For any period during which no such committee is in existence, “Committee” shall mean the Independent Board, and all authority and responsibility assigned to the Committee under the General Terms shall be exercised, if at all, by the Independent Board.

2.10 Company means NetLogic Microsystems, Inc., a corporation organized under the laws of the State of Delaware.

2.11 Continuous Employment means the absence of any interruption or termination of service as an employee, director or consultant of the Company or any Subsidiary. Continuous Employment shall not be considered interrupted during any period of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Parent, Subsidiary or successor of the Company.

2.12 Effective Date means the date on which this General Terms has been approved by the Board, including the Independent Board.

2.13 Exchange Act means the Securities Exchange Act of 1934, as amended.

2.14 Grant Date means the date as of which an Option is granted, as determined under Section 6.1(a).

2.15 Independent Board means a majority of the independent directors on the Board. “Independent” has the meaning given under NASD Marketplace Rule 4200.

2.16 Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on the applicable market of the NASDAQ Stock Market (or on any national securities exchange or other established market on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported. For purposes of Awards effective as of the effective date of the Company’s initial public offering, Market Value of Stock shall be the price at which the Company’s Stock is offered to the public in its initial public offering.

2.17 Nonstatutory Option means any Option that is not an Incentive Option.

2.18 Option means an option to purchase shares of Stock.

2.19 Optionee means a Participant to whom an Option shall have been granted under the General Terms.

2.20 Parent means a parent corporation of the Company, whether now or hereafter existing, as defined by Section 424(e) of the Code.

2.21 Participant means any holder of an outstanding Award under the General Terms.

2.22 Performance Criteria means the criteria that the Committee select for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: pre- or after-tax net earnings, sales growth, operating earnings, operating cash flow, return on net assets, return on stockholders’ equity, return on assets, return on capital, Stock price growth, stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee will objectively define the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

2.23 Performance Goals means, for a Performance Period, the written goals established by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, Subsidiary, or an individual.

2.24 Performance Period means the one or more periods, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals will be measured for purposes of determining a Participant’s right to, and the payment of, a Performance Unit.

2.25 Performance Unit means a right granted to a Participant under Section 6.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals established by the Committee.

2.26 General Terms means these General Terms and Conditions for New Employee Inducement Incentive Option Grants Under Rule 4350(i)(1)(A)(iv) of the NASDAQ Stock Market Marketplace Rules of the Company, as amended from time to time, and including any attachments or addenda hereto.

2.27 Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

2.28 Restricted Stock Units means rights to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

2.29 Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock, during which the shares of Restricted Stock are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.30 Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right in the Company to reacquire shares of Restricted Stock at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

2.31 Securities Act means the Securities Act of 1933, as amended.

2.32 SEC means the Securities and Exchange Commission.

2.33 Stock means common stock, par value $0.01 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 7.

2.34 Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 6.2(c)) over a specified exercise price.

2.35 Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

2.36 Subsidiary means a subsidiary corporation of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

2.37 Vesting Commencement Date means, with respect to an Option or Stock Appreciation Right, the date, determined by the Committee, on which the vesting of the Option or Stock Appreciation Right shall commence, which may be the Grant Date or a date prior to or after the Grant Date.

3. Term of the General Terms

Unless the General Terms shall have been earlier terminated by the Board, Awards may be granted under this General Terms at any time in the period commencing on the Effective Date of approval of the General Terms by the Board and ending immediately prior to the twentieth anniversary thereof. Awards granted pursuant to the General Terms within that period shall not expire solely by reason of the termination of the General Terms.

4. Administration

In all events the General Terms shall be administered by the Independent Board or Committee in compliance with rule 4350(i)(1)(A)(iv) (and any successor thereto) of the National Association of Securities Dealers, Inc. (“NASD”). The grant of any Award under the General Terms must be approved by a majority of the members of the Board (each of whom is an “independent director” as defined in the rules of the NASD) or by the Company’s independent compensation committee (as intended under the rules of the NASD). The General Terms shall be administered by the Committee, provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the General Terms and when so acting shall have the benefit of all of the provisions of the General Terms pertaining to the Committee’s exercise of its authorities hereunder. Subject to the provisions of the General Terms, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the General Terms, including the employee, consultant or director to receive the Award and the form of Award. All Awards of Stock or which otherwise entitle the Award recipient to acquire any shares of Stock shall be made from the authorized but unissued shares of Stock of the Company. The Committee, or the Independent Board, shall determine in its sole discretion how many shares of Stock to issue under this General Terms in the aggregate. In making its determinations, the Committee may take into account the nature of the services to be rendered by the new employees, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the General Terms, the Committee also shall have complete authority to interpret the General Terms, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the General Terms including, but not limited to, the cancellation, amendment, repricing, reclassification or exchange of outstanding Options and other Awards, subject to the provisions of Section 13. The Committee’s determinations made in good faith on matters referred to in the General Terms shall be final, binding and conclusive on all persons having or claiming any interest under the General Terms or an Award made pursuant to hereto.

5. Authorization of Grants

5.1 Eligibility. Persons eligible for Stock Awards shall consist of Employees whose potential contribution, in the judgment of the Committee, will benefit the future success of the Company and/or an Affiliate. Stock Awards may be granted only to persons not previously an Employee or Director of the Company, or following a bona fide period of non-employment, as an inducement material to the individual’s entering into employment with the Company within the meaning of Rule 4350(i)(1)(A)(iv) of the NASD Marketplace Rules (or applicable replacement rules or regulations). In addition, notwithstanding any other provision of the General Terms to the contrary, all Stock Awards must be granted either by the Independent Board or the Committee.

5.2 General Terms of Awards. Each grant of an Award shall be subject to all applicable terms and conditions of the General Terms (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the General Terms, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant has executed an Award agreement evidencing the Award, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Award.

5.3 Effect of Termination of Employment, Disability or Death.

(a) Termination of Employment, Etc. Unless the Committee shall provide otherwise with respect to any Award, if the Participant’s employment or other association with the Company or its Affiliates ends for any reason other than by total disability or death, including because of the Participant’s employer ceasing to be an Affiliate, (a) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect not later than 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. Military or sick leave or other personal leave approved by an authorized representative of the Company shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of 90 days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

(b) Disability of Participant. If a Participant’s employment or other association with the Company and its Affiliates ends due to disability (as defined in Section 22(e)(3) of the Code), and such Participant was in Continuous Employment from the Grant Date until the date of termination of service, any outstanding Option or Stock Appreciation Right may be exercised at any time within six months following the date of termination of service, but only to the extent of the accrued right to exercise at the time of termination of service, subject to the condition that no Option or Stock Appreciation Right shall be exercised after its expiration in accordance with its terms.

(c) Death of Participant. In the event of the death during the Option period, or period during Stock Appreciation Right may be exercised, of a Participant who is at the time of his or her death an employee, director or consultant and who was in Continuous Employment as such from the Grant Date until the date of death, the Option or Stock Appreciation Right of the Participant may be exercised at any time within 12 months following the date of death by such Participant’s estate or by a person who acquired the right to exercise the Option or Stock Appreciation Right by bequest, inheritance or otherwise as a result of the Participant’s death, but only to the extent of the accrued right to exercise at the time of death, subject to the condition that no Option or Stock Appreciation Right shall be exercised after its expiration in accordance with its terms.

5.4 Transferability of Awards. Except as otherwise provided in this Section 5.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient through a gift or domestic relations order in settlement of marital property rights to any of the following donees or transferees and may be reacquired by the Participant from any of such donors or transferees:

(a) any “family member,” which includes any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee);

(b) a trust in which family members have more than fifty percent (50%) of the beneficial interests;

(c) a foundation in which “family members” (or the Participant) control the management of assets; and

(d) any other entity in which “family members” (or the Participant) own more than fifty percent (50%) of the voting interests.

provided, that (x) any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion; (y) the Award Agreement pursuant to which such Awards are granted, and any amendments thereto, must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section 5.4; and (z) subsequent transfers of transferred Awards shall be prohibited except in accordance with this Section 5.4. Following transfer, any such Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term hereof or in the Award Agreement shall continue to be applied with respect to the original Participant, following which any Options or Stock Appreciation Rights shall be exercisable by the transferee only to the extent, and for the periods specified in the Award Agreement or Section 5.3, as applicable.

6. Specific Terms of Awards

6.1 Options.

(a) Date of Grant. The granting of an Option shall take place at the time that legally effective action to grant the award is taken by the Committee or the Independent Board.

(b) Exercise Price. The price at which shares of Stock may be acquired under each Option shall be determined by the Committee in its sole discretion.

(c) Option Period. No Option may be exercised on or after the tenth anniversary of the Grant Date.

(d) Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. Unless the Committee specifically determines otherwise at the time of the grant of the Option, each Option shall vest and become exercisable, cumulatively, as to one-fourth of the shares at the first anniversary of the Vesting Commencement Date and as to one thirty-sixth of the remaining shares subject to the Option at the end of each successive month thereafter until all of the shares subject to the Option have vested, subject to the Optionee’s Continuous Employment. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time.

(e) Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 14, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares to be purchased or, if the Committee had so authorized on the grant of the Option or (and subject to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company) by delivery to the Company of

(i) shares of Stock having a Market Value equal to the exercise price of the shares to be purchased, or

(ii) unless prohibited by applicable law, the Optionee’s executed promissory note in the principal amount equal to the exercise price of the shares to be purchased and otherwise in such form as the Committee shall have approved.

If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within 30 days thereafter but subject to the remaining provisions of the General Terms, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable.

6.2 Stock Appreciation Rights.

(a) Tandem or Stand-Alone. Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.

(b) Exercise Price. Stock Appreciation Rights shall have such exercise price as the Committee may determine, except that in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the Stock Appreciation Rights shall equal the exercise price of the related Option.

(c) Other Terms. Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, a Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Change of Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change of Control or paid during the 30-day period immediately preceding the occurrence of the Change of Control in any transaction reported in the stock market in which the Stock is normally traded.

6.3 Restricted Stock.

(a) Purchase Price. Shares of Restricted Stock shall be issued under the General Terms for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b) Issuance of Certificates. Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the NetLogic Microsystems, Inc. 2006 New Employee Inducement Incentive General Terms and an Award Agreement entered into by the registered owner and NetLogic Microsystems, Inc. Copies of such General Terms and Agreement are on file in the offices of NetLogic Microsystems, Inc.

(c) Escrow of Shares. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

(d) Restrictions and Restriction Period. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e) Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the General Terms or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares for reinvestment were authorized at the time of grant.

(f) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

6.4 Restricted Stock Units.

(a) Character. Each Restricted Stock Unit shall entitle the recipient to a share of Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(b) Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

6.5 Performance Units.

(a) Character. Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified Performance Goals shall have been achieved.

(b) Earning of Performance Units. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

(c) Form and Timing of Payment. Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

6.6 Stock Grants. Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or its Affiliates, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

6.7 Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the General Terms, granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of, the General Terms for the purpose of granting and administrating any such modified Award.

7. Adjustment Provisions

7.1 Adjustment for Corporate Actions. All of the share numbers set forth in the General Terms reflect the capital structure of the Company as of the Effective Date. Subject to Section 7.2, if subsequent to that date the outstanding shares of Stock (or any other securities covered by the General Terms by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (ii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iii) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

7.2 Treatment in Certain Acquisitions.

(a) Subject to any provisions of then outstanding Awards granting greater rights to the holders thereof, in the event of an Acquisition in which outstanding Awards are not Accelerated in full, any then outstanding Awards shall nevertheless Accelerate in full if not assumed or replaced by comparable Awards referencing shares of the capital stock of the successor or acquiring entity or the entity in control of such successor or acquiring entity, and thereafter (or after a reasonable period following the Acquisition, as determined by the Committee) terminate. As to any one or more outstanding Awards which are not otherwise Accelerated in full by reason of such Acquisition, the Committee may also, either in advance of an Acquisition or at the time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of such outstanding Awards in the event that the employment of the Participants should subsequently terminate following the Acquisition. Each outstanding Award that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to the Acquisition, will be appropriately adjusted, immediately after the Acquisition, as to the number and class of securities and other relevant terms in accordance with Section 7.1.

(b) For the purposes of this Section 7.2, an Award shall be considered assumed or replaced by a comparable Award if, following the Acquisition, the Award confers the right to purchase, for each share of Stock subject to the Award immediately prior to the Acquisition, the consideration (whether stock, cash or other securities or property) received in the Acquisition by holders of Stock on the effective date of the Acquisition (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration received in the Acquisition was not solely common stock of the successor corporation or its Parent or Subsidiary, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award for each share of Stock subject to the Award to be solely common stock of the successor corporation or its Parent or Subsidiary equal in fair market value to the per share consideration received by holders of Stock in the Acquisition.

7.3 Dissolution or Liquidation. Upon dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, each outstanding Option and Stock Appreciation Right shall terminate, but the Optionee or Stock Appreciation Right holder shall have the right, immediately prior to the dissolution or liquidation, to exercise the Option or Stock Appreciation Right to the extent exercisable on the date of dissolution or liquidation. Upon dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, each other outstanding Award shall be forfeited.

7.4 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding sections, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section 7.4) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the General Terms.

7.5 Related Matters. Any adjustment in Awards made pursuant to this Section 7 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other financial objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 7. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to this Section 7 shall result in an exercise price which is less than the par value of the Stock.

8. Settlement of Awards

8.1 In General. Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the General Terms.

8.2 Violation of Law. Notwithstanding any other provision of the General Terms or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a) the shares are at the time of the issue of such shares effectively registered under the Securities Act; or

(b) the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act or any applicable State securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events

8.3 Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the General Terms shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, or by laws, of the Company.

8.4 Investment Representations. The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the General Terms have been effectively registered under the Securities Act, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of the Securities Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

8.5 Registration. If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the General Terms, or to qualify any such shares of Stock for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the General Terms, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180-day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 8.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the General Terms (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

8.6 Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the General Terms may bear a reference to the investment representation made in accordance with Section 8.4 in addition to any other applicable restriction under the General Terms, the terms of the Award and, if applicable, to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All certificates for shares of Stock or other securities delivered under the General Terms shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

8.7 Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the General Terms, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the General Terms shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases Participants may elect, subject to the approval of the Committee, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares to satisfy their tax obligations. Participants may only elect to have shares withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

9. Reservation of Stock

The Company shall at all times during the term of the General Terms and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the General Terms (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

10. Limitation of Rights in Stock; No Special Service Rights

A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the General Terms shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the certificate of incorporation and the bylaws of the Company. Nothing contained in the General Terms or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or certificate of incorporation or by laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

11. Unfunded Status of General Terms

The General Terms is intended to constitute an “unfunded” plan for incentive compensation, and the General Terms is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the General Terms to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the General Terms.

12. Nonexclusivity of the General Terms

Neither the adoption of the General Terms by the Board nor the submission of the General Terms to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the General Terms, and such arrangements may be either applicable generally or only in specific cases.

13. Termination and Amendment of the General Terms

The Independent Board may at any time terminate the General Terms or make such modifications of the General Terms as it shall deem advisable. Unless the Independent Board otherwise expressly provides, no amendment of the General Terms shall affect the terms of any Award outstanding on the date of such amendment. In any case, no termination or amendment of the General Terms may, without the consent of any recipient of an Award granted hereunder, adversely affect the rights of the recipient under such Award.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the General Terms, but no such amendment shall impair the rights of the recipient of such Award without his or her consent.

14. Notices and Other Communications

Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Financial Officer, or to such other address or telecopier number or electronic mail address, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; (iii) in the case of facsimile transmission, when confirmed by facsimile machine report; and (iv) in the case of electronic mail, when directed to an electronic mail address at which the receiving party has consented to receive notice, provided, that such consent is deemed revoked if the sender is unable to deliver by electronic transmission two consecutive notices and such inability becomes known to the secretary or assistant secretary of the Company or to the transfer agent, or other person responsible for giving notice.

15. Governing Law

The General Terms and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with California law, without regard to the conflicts of laws principles of such state.